Exhibit 3.229

CERTIFICATE OF FORMATION

OF

ACE Holdings, LLC

1. The name of the limited liability company is ACE Holdings, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of ACE Holdings, LLC this Thirteenth day of January, 1999.

/s/ Marcy Lifton
Marcy Lifton, Authorized Person

(DEL. - LLC 3239 - 3/7/95)

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION OF

ACE HOLDINGS, LLC

ACE Holdings, LLC, a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, DOES HEREBY CERTIFY:

1. The name of the Limited Liability Company is ACE Holdings, LLC.

2. The Certificate of Formation of the Limited Liability Company is hereby amended as follows:

The name of the Limited Liability Company is changed to Charter Helicon Operating Company, LLC.

3. That the aforesaid amendment was duly adopted in accordance with the applicable provisions in Section 18-202 of Title 6 of the Delaware Code.

IN WITNESS WHEREOF, said company has caused this Certificate to be signed by an authorized person this 22nd day of March, 1999.

/s/ Marcy Lifton
Marcy Lifton, Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION OF

CHARTER HELICON OPERATING COMPANY, LLC

Charter Helicon Operating Company, LLC, a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, DOES HEREBY CERTIFY:

1. The name of the Limited Liability Company is Charter Helicon Operating Company, LLC.

2. The Certificate of Formation of the Limited Liability Company is hereby amended as follows:

The name of the Limited Liability Company is changed to Charter Helicon, LLC.

3. That the aforesaid amendment was duly adopted in accordance with the applicable provisions in Section 18-202 of Title 6 of the Delaware Code.

IN WITNESS WHEREOF, said company has caused this Certificate to be signed by an authorized person this 23rd day of March, 1999.

/s/ Marcy Lifton
Marcy Lifton, Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

CHARTER HELICON, LLC

CHARTER HELICON, LLC a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, DOES HEREBY CERTIFY:

1. Article 2 of the Certificate of Formation of the Limited Liability Company is hereby amended as follows:

: The address of its registered office in the State of Delaware is 30 Old Rudnick Lane, Dover, DE 19901, County of Kent. The name of the registered agent at such address is CorpAmerica, Inc.

2. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 18-202 of Title 6 of the Delaware Code.

IN WITNESS WHEREOF, said company has caused this Certificate to be signed by an authorized person this 25th day of March, 1999.

/s/ Marcy Lifton
Name: Marcy Lifton Authorized Person

Certificate of Amendment to Certificate of Formation

of

CHARTER HELICON, LLC

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is CHARTER HELICON, LLC.

2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.”

Executed on 12/12/02

/s/ Marcy A. Lifton
Marcy A. Lifton, Authorized Person

DE LL D-: CERTIFICATE OF AMENDMENT TO CHANGE REGISTERED AGENT/REGISTERED OFFICE 09/00 (DELLCCHG)